Filed pursuant to Rule 497(e)
Registration No. 333-172080

Reinhart Mid Cap Private Market Value Fund

Investor Class (Ticker: RPMMX)
Advisor Class (Ticker: RPMVX)

A series of Managed Portfolio Series (the “Trust”)

Supplement dated September 2, 2016 to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated September 28, 2015

The Board of Trustees of the Trust has approved a name change for the Reinhart Mid Cap Private Market Value Fund.  Effective September 28, 2016, the name of the Reinhart Mid Cap Private Market Value Fund will change to the Reinhart Mid Cap PMV Fund.

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Please retain this Supplement with your
Summary Prospectus, Prospectus and SAI for future reference.